UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2009

FLUID SOLUTIONS, INC.
(Name of small business issuer specified in its charter)

Nevada	000-53434	80-0250289
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

Ampelon 3, Kilkis, Greece 61100

(Address of principal executive offices)

+30 234 10 70 411
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

a) Financial Statements of Businesses acquired.

Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements of operations give effect to the May 6, 2009 acquisition of Gold Standard Mining Corp. as if it had occurred December 31, 2008 and include adjustments which give effect to events that are directly attributable to the acquisition and that are factually supportable.  The unaudited pro forma condensed balance sheet gives effect to the acquisition as if it had occurred as of December 31, 2008 and are factually supportable.  The notes to the pro forma financial information describe the pro forma amounts and adjustments presented below.

The unaudited pro forma condensed financial statements should be read in conjunction with the Company’s historical financial statements and accompanying notes in the Company’s Annual Report on Form 10K for the fiscal year ended December 31, 2008.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only.  The pro forma information is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the acquisition been completed at the dates indicated.  In addition, the unaudited pro forma condensed financial information does not purport to project the future financial position or operating results of the Company.  Final recognition of the acquisition may differ from the pro forma adjustments presented herein.

CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEETS

(Unaudited)

Fluid Solutions, Inc. December 31, 2008

	As reported	Pro forma adjustments	As adjusted
ASSETS
Current Assets Cash and equivalents	$ 3	$30,406	$30,409
Inventory (raw materials)	-	699,419	699,419
Inventory (unfinished production) Deferred taxes Short term accounts receivable Long term accounts receivable	- - - -	304,095 14,049,351 - 425,735	304,095 14,049,351 - 425,735
Total current assets	3	15,509,006	15,509,009
Fixed assets
Non material assets	-	91,224	91,224
Alluvial mineral interests	-	277,321,643	277,321,643
Placer mineral interests	-	1,086,330,000	1,086,330,00
Long term financial investments	-	303,805	303,805
Total fixed assets	-	1,364,046,672	1,364,046,672
TOTAL ASSETS	3	1,379,555,678	1,379,555,681
LIABILITIES AND SHAREHOLDER EQUITY
Loans payable	34,500	$171,359,937	$171,394,437
Accounts payable	-	1,094,756	1,094,756
Taxes payable	-	60,818	60,818
Misc. payables	-	53,610	53,610
Long term loans payable	-	110,390,579	110,390,579
TOTAL LIABILITIES	34,500	282,959,700	282,994,200

CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEETS (continued)  (Unaudited)

Fluid Solutions, Inc. December 31, 2008

	As reported	Pro forma Adjustments	As adjusted
SHAREHOLDERS' EQUITY
Common stock, par value $0.001 per share, authorized 100,000,000 shares, issued and outstanding 30,000,000 shares at December 31, 2008	30,000	-	30,000
Paid in capital	-	912,297	912,297
Retained earnings	-	8,778,468	8,778,468
Capital surplus (accumulated deficit)	(64,497)	1,085,712,114	1,085,647,617
TOTAL SHAREHOLDERS’ EQUITY (DEFICIT)	(34,497)	1,095,402,879	1,095,368,382
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	3	$1,378,362,579	$1,378,362,582

See notes to condensed pro forma consolidated financial statements.

CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

Fluid Solutions, Inc. December 31, 2008

	As reported	Pro forma adjust	As adjusted

Revenue	$ -	$23,937,875	$23,937,875
Costs of sales and production costs	-	(10,537,536)	(10,537,536)
Interest income	-	1,309,425	1,309,425
TOTAL INCOME	-	14,709,764	14,709,764
Expenses
Administrative and general expenses	44,497	1,035,953	1,080,450
Loan payments	-	365,630	365,630
Tax payments	-	4,507,402	4,507,402
Total expenses	44,497	5,908,985	5,953,482
Net profit (loss)	$(44,497)	$8,800,779	$8,756,282

See notes to pro forma condensed consolidated financial statements.

Fluid Solutions, Inc.

Notes to Consolidated Pro Forma Financial Statements

December 31, 2008

(unaudited)

NOTE 1:   ORGANIZATION

Fluid Solutions, Inc.  was incorporated on December 11, 2007 in the State of Nevada.  The Company has a plan of operations to develop sources of natural mineral water for human consumption and beverages, and recently acquired 100% of the outstanding common stock of Gold Standard Mining Corp., a Wyoming corporation whose wholly owned subsidiary, Ros Zoloto, owns and operates a producing gold mine in Russia. The Company is a “production stage company” as defined in the Securities and Exchange Commission Industry Guide 7, and is subject to compliance with Statement of Financial Accounting Standards No. 7 (SFAS No. 7).

In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to provide a fair presentation of operating results for the interim period presented have been made.  The results of operations for the periods presented are not necessarily indicative of the results to be expected for the year.

The Company’s accounting and reporting policies conform to accounting principles generally accepted in the United States of America applicable to exploration stage enterprises.  The functional currency is the Russian Rouble, but all financial statements are presented in United States dollars.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Mining properties

The Company will follow the successful efforts method of accounting. All developmental costs will be capitalized.  The Company is  predominately engaged in the acquisition and development of proved reserves as opposed to exploration activities.    Depreciation and depletion of producing properties will be computed on the unit-of-production method based on estimated proved mineral reserves. Repairs and maintenance will be  expensed, while renewals and betterments will be  generally capitalized.

At least quarterly, or more frequently if conditions indicate that long-term assets may be impaired, the carrying value of our properties will be compared to management's future estimated pre-tax cash flow from the properties. If undiscounted cash flows are less than the carrying value, then the asset value will be written down to fair value. Impairment of individually significant unproved properties will be assessed on a property-by-property basis, and impairment of other unproved properties is assessed and amortized on an aggregate bas

Asset Retirement Obligation

The Company’s financial statements will reflect the fair value for any asset retirement obligation, consisting of future plugging and abandonment expenditures related to our oil and gas properties, which can be reasonably estimated. The asset retirement obligation will be recorded as a liability at its estimated present value at the asset's inception, with an offsetting increase to producing properties on the balance sheet. Periodic accretion of the discount of the estimated liability will be recorded as an expense in the statements of operations.

Stock Based Compensation.

Shares of the Company’s common stock may be issued for services. These issuances are valued at the fair market value of the services provided and the number of shares issued is determined based upon what the price of the common stock is on the date of each respective transaction.

Estimates.

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Fair Value of Financial Instruments.

The carrying amounts for the Company’s cash,  and related party payables approximate fair value due to the short-term maturity of these instruments.

Income Taxes.

In February 1992, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes.” SFAS No. 109 required a change from the deferred method of accounting for income taxes of Accounting Principles Board (“APB”) Opinion No. 11 to the asset and liability method of accounting for income taxes. Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Earnings (Loss) Per Share.

In February 1997, the FASB issued SFAS No. 128, “Earnings per Share.” SFAS No. 128 simplifies the standards for computing earnings per share (“EPS”) and was effective for financial statements issued for periods ending after December 15, 1997, with earlier application not permitted. Upon adoption, all prior EPS data was restated.

Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued.

NOTE 3:  PRO FORMA ADJUSTMENTS

Pro forma adjustments to the December 31, 2008 condensed consolidated balance sheet include the following:

a)

 Consolidation of cash and cash equivalents of Gold Standard Mining Corp.

b)

 Addition of inventory

c)

 Addition of deferred tax account

d)

 Addition of accounts receivable

e)

 Adjustment to reflect the addition of fixed and mineral assets (proven reserves)

f)

 Adjustment to reflect additional loans payable and taxes payable

g)

 Adjustment to shareholder’s equity to account for paid in capital, retained earnings and capital surplus, which resulted in offsetting the reported accumulated deficit.

Pro forma adjustments to the December 31, 2008 Consolidated Statements of Operations included the following:

a)

 Adjustment to reflect gross revenues of acquired company

b)

Adjustment to reflect costs of sales and production

c)

Addition to administrative and general expenses

d)

Adjustment to reflect tax and loan payments

NOTE 4:  NEW ACCOUNTING PRONOUNCEMENTS

         As a result of the acquisition, the Company has adopted several new accounting rules that are applicable to its current operations.

          In April 2009, FASB Staff Position (FSP) No. FAS 107-1 and APB 28-1 was issued to amend SFAS No. 107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods as well as in annual financial statements. This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP No. FAS 107-1 and APB 28-1is effective for interim reporting periods ending after June 15, 2009. Adoption of this guidance is not expected to have a material impact on our consolidated financial statements.

          In April 2009, FSP No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, was issued to provide additional guidance for estimating fair value in accordance with SFAS No. 157, Fair Value Measurements, when the volume and level of activity for the asset or liability have significantly decreased. This FSP also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP No. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Adoption of this guidance is not expected to have a material impact on our consolidated financial statements.

 Statement of Financial Accounting Standards No. 157, Fair Value Measurements , ("SFAS No. 157") was issued by the FASB in September 2006. SFAS No. 157 defines fair value, establishes a framework for measuring fair value under GAAP and expands disclosures about fair value measurements. SFAS No. 57 applies to other accounting pronouncements that require or permit fair value measurement. No new requirements are included in SFAS No. 157, but application of SFAS No. 157 will result in additional disclosure requirements.. The Company does not expect adoption of SFAS No. 157 will have a material impact on our financial position, results of operations or cash flows.

 In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115 ("SFAS No. 159"). SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. It provides entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The Company does not expect adoption of SFAS No. 159 will have a material impact on our financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations ("SFAS No. 141R"). Among other things, SFAS No. 141R establishes principles and requirements for how the acquirer in a business combination (i) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquired business, (ii) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and (iii) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141R is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. This standard will require accounting treatment for business combinations on a prospective basis.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 ("SFAS No. 160"). SFAS No. 160 establishes accounting and reporting standards for noncontrolling interests in a subsidiary and for the deconsolidation of a subsidiary. Minority interests will be recharacterized as noncontrolling interests and classified as a component of equity. It also establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary and requires expanded disclosures. This statement is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. The Company does not expect the adoption of this statement will have a material impact on our financial position, results of operations or cash flows.

 In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement 133 ("SFAS No. 161"). SFAS No. 161 amends and expands SFAS No. 133 to enhance required disclosures regarding derivatives and hedging activities. It requires companies to provide additional disclosure to discuss the uses of derivative instruments; the accounting for derivative instruments and related hedged items under SFAS No. 133; and how derivative instruments and related hedged items affect the company's financial position, financial performance and cash flows. The Company will adopt SFAS No. 161 on July 1, 2009. The Company does  not expect the adoption of this statement will have a material impact on our financial position, results of operations or cash flows

Inventories consist of the following:

	December 31, 2007	December 31, 2008

Concentrates, metals in transit and in-process inventories	$182,448	$699,419
Materials and supplies	182,448	304,095

	$364,896	$1,003,514

NOTE 6

FAIR VALUE MEASUREMENT

Effective on inception, we adopted the provisions of SFAS No. 157, “Fair Value Measurements,” for our financial assets and financial liabilities without a material effect on our results of operations and financial position. The effective date of SFAS No. 157 for non-financial assets and non-financial liabilities was deferred by FSP 157-2 to fiscal years beginning after November 15, 2008. We therefore adopted the provisions of SFAS No. 157 for non-financial assets and non-financial liabilities as of January 1, 2009.

SFAS No. 157 expands disclosure requirements to include the following information for each major category of assets and liabilities that are measured at fair value on a recurring basis:

a.	The fair value measurement;
b.

The level within the fair value hierarchy in which the fair value measurements in their entirety fall, segregating fair value measurements using quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2), and significant unobservable inputs (Level 3);

c.

For fair value measurements using significant unobservable inputs (Level 3), a reconciliation of the beginning and ending balances, separately presenting changes during the period attributable to the following:

1)

Total gains or losses for the period (realized and unrealized), segregating those gains or losses included in earnings (or changes in net assets), and a description of where those gains or losses included in earnings (or changes in net assets) are reported in the statement of income (or activities);

2)

The amount of these gains or losses attributable to the change in unrealized gains or losses relating to those assets liabilities still held at the reporting period date and a description of where those unrealized gains or losses are reported;

3)	Purchases, sales, issuances, and settlements (net); and
4)	Transfers in and/or out of Level 3.

The table below sets forth our assets and liabilities that were accounted for at fair value as of December 31, 2008, and the fair value calculation input hierarchy level that we have determined applies to each asset and liability category.

	Balance at December 31, 2007	Balance at December 31, 2008	Input Hierarchy Level
Assets:
Cash and cash equivalents	$121,639	$30,409	Level 1
Trade accounts receivable	243,278	-	Level 2
Other current assets – long term accounts receivable	-	425,735	Level 2
Non-current investments	-	303,805	Level 1
Non-current restricted cash	-	1,049,351	Level 1

Liabilities:
Other non-current liabilities – loans payable	-	110,390,579	Level 2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUID SOLUTIONS, INC.

Date: May 13, 2009

/s/ Pantelis Zachos________

     Pantelis Zachos, Chief Executive Officer